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                                                                    EXHIBIT 10.3

                          CARIBOU COFFEE COMPANY, INC.

                             2001 STOCK OPTION PLAN

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                                TABLE OF CONTENTS

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                                                                                      PAGE
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
Section 1 INTRODUCTION..........................................................        1

Section 2 DEFINITIONS...........................................................        1

         2.1      Affiliate.....................................................        1
         2.2      Beneficial Owner or Beneficiary Ownership.....................        1
         2.3      Board or Board of Directors...................................        1
         2.4      Change of Control Event.......................................        2
         2.5      Code..........................................................        5
         2.6      Committee.....................................................        5
         2.7      Company.......................................................        6
         2.8      Employee......................................................        6
         2.9      Fair Market Value.............................................        6
         2.10     1933 Act......................................................        7
         2.11     1934 Act......................................................        7
         2.12     Option........................................................        7
         2.13     Option Agreement..............................................        7
         2.14     Option Price..................................................        7
         2.15     Parent........................................................        7
         2.16     Person........................................................        7
         2.17     Plan..........................................................        7
         2.18     Qualified Public Offering.....................................        8
         2.19     Rule 16b-3....................................................        8
         2.20     Stock.........................................................        8
         2.21     Subsidiary....................................................        8

Section 3 SHARES RESERVED UNDER THE PLAN........................................        8

Section 4 EFFECTIVE DATE........................................................        9

Section 5 COMMITTEE.............................................................        9

Section 6 ELIGIBILITY...........................................................        9

Section 7 OPTIONS...............................................................       10

         7.1      Committee Action..............................................       10
         7.2      Option Price..................................................       10
         7.3      Vesting and Exercise Period...................................       11

Section 8 NONTRANSFERABILITY....................................................       14

Section 9 SECURITIES REGISTRATION...............................................       14

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
Section 10 LIFE OF PLAN.........................................................       15

Section 11 ADJUSTMENT...........................................................       15

         11.1     Capital Structure.............................................       15
         11.2     Mergers.......................................................       16
         11.3     Fractional Shares.............................................       16
         11.4     Committee Action..............................................       17

Section 12 CHANGE OF CONTROL EVENT..............................................       17

Section 13 AMENDMENT OR TERMINATION.............................................       17

Section 14 MISCELLANEOUS........................................................       18

         14.1     Stockholder Rights............................................       18
         14.2     No Contract of Employment.....................................       18
         14.3     Withholding...................................................       18
         14.4     Construction..................................................       19
         14.5     Other Conditions..............................................       19
         14.6     Rule 16b-3....................................................       19

SCHEDULE A......................................................................      A-1

                                      -ii-

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                                    SECTION 1

                                  INTRODUCTION

      The purpose of this Plan is to promote the interest and long-term success of Caribou Coffee Company, Inc. (the "Company") by authorizing the Committee to grant Options to selected management Employees in order (1) to attract and retain highly motivated Employees, (2) to provide an additional incentive to each Employee who is selected to receive an Option to increase the value of the Company's Stock and (3) to provide each selected Employee with an interest in the future of the Company which corresponds to the interest of each of the Company's current stockholders.

                                    SECTION 2

                                   DEFINITIONS

      2.1 Affiliate-- means any organization (other than a Subsidiary) that would be treated as under common control with the Company under Section 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under Section 414(c) of the Code.

      2.2 Beneficial Owner or Beneficiary Ownership-- has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

      2.3 Board or Board of Directors-- means the Board of Directors of the Company.

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      2.4   Change of Control Event-- means that any of the following events has occurred with respect to the Company, and the effective date of the Change of Control Event shall be as of the first day that any one or more of the following events shall have been fully and unconditionally effected:

      (1) The acquisition by any Person other than Caribou Holding Company Limited or any of its Affiliates or any combination thereof of Beneficial Ownership of 50% or more of either (i) the then outstanding shares of Stock, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection, the following transactions shall not constitute a Change of Control Event: (A) any acquisition of such Stock or voting power directly from the Company through a public offering of shares of Stock of the Company, (B) any acquisition of such Stock or voting power by the Company, (C) any acquisition of such Stock or voting power by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition of such Stock or voting power by any Person who, prior to such acquisition, had Beneficial Ownership of 50% or more of (i) the then outstanding shares of Stock, or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Directors, or (E) any acquisition by any

                                       2
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            corporation pursuant to a transaction which complies with clauses
            (i), (ii) and (iii) of subsection (3) below;

      (2) The cessation, for any reason, of the individuals who constitute the Company's Board of Directors as of the date hereof ("Incumbent Board") to constitute at least a simple majority of the Company's Board of Directors; provided, however, that any individual who becomes a Director following the date hereof pursuant to the procedures for nomination and election set forth in the bylaws of the Company, or whose election, or nomination for election by the Company's stockholders, was otherwise approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs because of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors;

      (3) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (i) all or substantially all of the individuals

                                       3
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            and entities who were the Beneficial Owners, respectively, of the outstanding shares of Stock of the Company and the outstanding voting securities of the Company immediately before such Business Combination Beneficially Own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the Company resulting from or surviving such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately before such Business Combination of the outstanding shares of Stock and the outstanding voting securities of the Company, as the case may be; (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from or surviving such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from or surviving such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such

                                       4
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            ownership existed as to the Company before the Business Combination;
            and (iii) at least a simple majority of the members of the board of directors of the corporation resulting from or surviving such Business Combination were members of the Company's Board of Directors at the time of the execution of the initial agreement, or of the action of the Company's Board of Directors, providing for such Business Combination;

      (4) The unconditional approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (except for a liquidation of the Company which also qualifies as a Business Combination); or

      (5) Any other condition or event (i) that the Committee determines to be a "Change of Control Event" within the meaning of this Section 2.4 and (ii) that is set forth as a supplement to this Section 2.4 in the Option Agreement.

      2.5   Code-- means the U.S. Internal Revenue Code of 1986, as amended.

      2.6 Committee-- means a committee appointed by the Board which shall have at least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board.

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      2.7   Company-- means Caribou Coffee Company, Inc., and any successor thereto.

      2.8 Employee-- means a management employee of the Company or any Subsidiary or Affiliate who is recommended to the Committee by senior management of the Company to receive an Option and who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of the Company or any Subsidiary or Affiliate.

      2.9 Fair Market Value-- means, on any given date, the current fair market value of a share of Stock as determined pursuant to (1), (2) or (3) below, as applicable: (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, (2) if no such closing price is available on such date, such closing price as so reported in accordance with
Section 2.9(1) for the immediately preceding business day, or, (3) if no newspaper or trade journal reports such closing price or if no price quotation is available, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

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      2.10  1933 Act-- means the U.S. Securities Act of 1933, as amended.

      2.11 1934 Act-- means the U.S. Securities Exchange Act of 1934, as amended.

      2.12 Option-- means an option which is granted under Section 7 of this Plan.

      2.13 Option Agreement-- means the written agreement which sets forth the terms and conditions of an Option granted to an Employee under this Plan.

      2.14 Option Price-- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

      2.15 Parent -- means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

      2.16 Person-- means any natural person and any, company, government or political subdivision, agency or instrumentality of a government; provided that if two or more Persons act as a partnership, limited partnership, joint venture, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company, such partnership, limited partnership, joint venture, syndicate or group shall be deemed to be a single Person for purposes of this Plan.

      2.17 Plan-- means this Caribou Coffee Company, Inc. 2001 Stock Option Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.

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      2.18  Qualified Public Offering-- means a firm commitment underwritten public offering of Company equity securities registered under the Securities Act resulting in net proceeds to the Company in excess of $35,000,000.

      2.19 Rule 16b-3-- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

      2.20  Stock-- means $.01 par value common stock of the Company.

      2.21 Subsidiary-- means a corporation which is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

                                    SECTION 3

                         SHARES RESERVED UNDER THE PLAN

      The number of shares of Stock initially reserved for use under this Plan is 1,666,116 shares, reduced by: (1) the number of shares for which options are granted from time to time under any incentive stock option plan adopted by the Company, and (2) the 10,707 outstanding options granted under a prior stock option plan(s). Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any shares of Stock issued upon the exercise an Option or used to satisfy a withholding obligation shall not again become available for use under this Plan.

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                                    SECTION 4

                                 EFFECTIVE DATE

      The effective date of this Plan shall be the date of its adoption by the Board.

                                    SECTION 5

                                    COMMITTEE

      This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such actions as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 11, Section 12 and Section 13 of this Plan and Rule 16b-3) to take such other actions in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company and on each affected Option holder and on each other person directly or indirectly affected by such action. Procedures followed by the Committee in taking actions called for under this Plan shall be in accordance with administrative procedures applicable generally to committees of the Board.

                                    SECTION 6

                                   ELIGIBILITY

      Only Employees of the Company or a Subsidiary or Affiliate who are Employees on the date of the grant of an Option (as determined in the sole direction of

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the Committee) and who execute or have executed an employee non-disclosure and non-solicitation agreement with the Company (or Subsidiary or Affiliate, as applicable) satisfactory to the Board, and, at the Committee's discretion, a noncompete agreement, shall be eligible for the grant of Options under this Plan.

                                    SECTION 7

                                     OPTIONS

      7.1 Committee Action. The initial grant of Options under the Plan shall be as described in Schedule A, attached hereto and made a part hereof. Thereafter, the Committee, acting in its absolute discretion, shall have the right from time to time to grant an Option to an Employee under this Plan to purchase the number of shares determined by the Committee. Each grant of an Option to an Employee shall be evidenced by an Option Agreement, and each Option Agreement shall set forth such terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

      7.2 Option Price. The Option Price for each share of Stock subject to an Option which is granted to an Employee shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price and Fair Market Value for a share of Stock for the initial Options granted pursuant to Schedule A is shown on Schedule A. The Option Price shall be payable in full in cash upon the exercise of any Option. At the discretion of the Committee, an Option Agreement may also provide for the payment of the Option Price by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee, or in any combination of cash, check or Stock. In addition, if provided in the Option Agreement and at the discretion of the Committee, the Option Price may be paid through any broker-facilitated cashless exercise procedure acceptable to the Committee or its delegate. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.

      7.3 Vesting and Exercise Period. Unless the Committee approves and provides for a different vesting schedule in an Option Agreement, each Option granted under this Plan to an Employee shall vest in accordance with the following schedule:

      (1) the Option shall vest with respect to 25% of the shares of Stock underlying the Option (rounding down to the nearest whole number) if the Employee receiving the Option remains an Employee until the first anniversary of the date he or she was granted such Option;

      (2) the Option shall vest with respect to an additional 25% of the shares of Stock underlying the Option (rounding down to the nearest whole number) if the said Employee receiving the Option remains an Employee until the second anniversary of the date he or she was granted such Option;

      (3) The Option shall vest with respect to an additional 25% of the shares of Stock underlying the Option (rounding down to the nearest whole number) if the said Employee receiving the Option remains an Employee until the third anniversary of the date he or she was granted such Option;

      (4) the remaining portion of the Option shall vest if the said Employee receiving the Option remains an Employee until the fourth anniversary of the date he or she was granted such Option.

Upon the occurrence of a Change of Control Event, the Option shall be fully vested as of the effective date of the occurrence of a Change of Control Event, provided that, an Employee who continues to hold an Option following his or her termination of employment as provided in this Section 7.3 shall not have the vested percentage as of the date of termination of employment increased by the occurrence of a Change of Control Event if such event occurs after the effective date of the Employee's termination of employment.

      Notwithstanding the vesting schedule set forth in this Section 7.3 and the Option exercise right of an Employee who has terminated employment as further described herein, no Option granted to an Employee under this Plan shall be exercisable by an Employee as to any part of the shares of Stock covered thereby until the earliest of: (1) the occurrence of a Qualified Public Offering and the effectiveness of the filing of a registration statement with the Securities and Exchange Commission on Form S-8 (or any successor form appropriate for the registration under the 1933 Act of Stock to be issued upon the exercise of the Options) covering a number of shares of Stock at least equal to the number of shares of Stock for which all the then outstanding Options will, assuming the satisfaction of this condition, be exercisable, or (2) the date that is nine years from the date the Option was granted. No Option granted to an Employee shall be exercisable on or after the earliest of (i) the date such Option is exercised or cancelled in full, (ii) the date which is the tenth anniversary of the date the Option is granted, or (iii) the expiration of the Option as determined by the Option Agreement. If an Employee ceases for any reason, with or without cause, to be an Employee of the Company, its Parent, all Subsidiaries and Affiliates prior to the date such Employee is permitted to exercise an Option as provided previously in this Section 7.3, the Employee shall retain such Option to the extent vested under the vesting schedule in this Section 7.3 as of the date of such Employee's termination of employment, and may exercise such Option (to the extent vested) during the ninety (90) day period following the effective date of such termination of employment, or such other period provided in the Option Agreement, provided, however, if the Employee's employment is terminanted due to his or her death, the ninety (90) day period for exercise of the Option by the Employee's heirs, personal representative or beneficiaries shall be extended to a one year period beginning on the date of the Employee's death. The Option, to the extent not exercised, shall expire at the end of the period specified in the Option Agreement following the effective date of such Employee's termination of employment for any reason. To the extent an exercise occurs under this Section 7, it shall be for a minimum of two hundred (200) shares of Stock, subject to adjustment in accordance with Section 11, or the remaining vested portion of the Option, if less.

                                    SECTION 8

                               NONTRANSFERABILITY

      No Option shall be transferable by an Employee other than by will or by the laws of descent and distribution, and any Option shall be exercisable during an Employee's lifetime only by the Employee. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee, and shall have the right to exercise such Option to the extent vested during the one year period that begins on the date of the Employee's death. Such Option, to the extent not exercised, shall expire at the end of such one year period.

                                    SECTION 9

                             SECURITIES REGISTRATION

      Each Option Agreement may provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. As for Stock issued pursuant to this Plan, the Company, in its sole discretion and at its expense, shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to an Employee under the 1933 Act or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to an Employee; however, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by an Employee.

                                   SECTION 10

                                  LIFE OF PLAN

      No Option shall be granted under this Plan on or after the earlier of:

      (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan),

      (2) the date on which all Options authorized under the Plan (original and cancelled) have been issued; or

      (3) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan;

provided that the Plan shall thereafter continue in effect until all outstanding Options have been exercised in full or no longer are exercisable.

                                   SECTION 11

                                   ADJUSTMENT

      11.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Committee in an equitable manner as determined by the Committee in its sole discretion, to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends, stock splits or reverse stock splits.

      11.2 Mergers. The Committee, as part of any corporate transaction described in Section 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in Section 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to Option grants previously made under this Plan and the related Option Price for each such Option, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) to make Option grants to effect the assumption of, or the substitution for, option grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such option grants.

      11.3 Fractional Shares. If any adjustment under this Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option grants shall be the next lower number of shares of Stock, rounding all fractions downward.

      11.4 Committee Action. An adjustment made under this Section 11 by the Committee shall be final, conclusive and binding on all affected persons.

                                   SECTION 12

                             CHANGE OF CONTROL EVENT

      Upon the effective date of a Change of Control Event, outstanding Options held by Persons who are then Employees shall be fully vested and all Options shall be cancelled in exchange for a cancellation payment to the Option holder equal in value to the difference between the Option Price per share of Stock and the amount per share of Stock paid by the Person or Persons acquiring an interest in the Company in connection with such Change of Control Event. In the case of an Option holder who is not entitled to fully vest in his Option due to the Change of Control Event, such Option cancellation payment shall be determined based on his vested interest in the Option as provided in Section 7.3.

                                   SECTION 13

                            AMENDMENT OR TERMINATION

      This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time;

provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless
(1) in the case of a modification or amendment, the Option holder consents in writing to such modification or amendment, (2) in the case of a cancellation other than due to a Change of Control Event, the Option holder is given fair value for the Option as determined by the Committee in its sole discretion, or
(3) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12 of this Plan. Cancellation of an Option in connection with a Change of Control Event as described in Section 12 or for any other reason under Section 13(2) shall not require the consent of the Option holder.

                                   SECTION 14

                                  MISCELLANEOUS

      14.1 Stockholder Rights. No Employee shall have any rights as a stockholder of the Company as a result of the grant of an Option to such Person under this Plan or such Person's exercise of such Option pending the actual delivery of the Stock subject to such Option to such Employee.

      14.2 No Contract of Employment. The grant of an Option to an Employee under this Plan shall not constitute a contract of employment and shall not confer on an Employee any rights upon such Person's termination of employment in addition to those rights, if any, expressly set forth in the related Option Agreement.

      14.3 Withholding. Each Option grant shall be made subject to the condition that the Employee receiving such Option consents to whatever action the

Committee directs to satisfy the U.S. federal and U.S. state tax withholding requirements, if any, and any other U.S. or non-U.S. applicable tax withholding or other tax requirements which the Committee in its discretion deems applicable to the exercise of such Option. The Committee also shall have the right to provide in an Option Agreement that an Option holder may elect to satisfy U.S. federal and U.S. state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to such Option holder under this Plan. Withholding shall also apply to any Option cancellation payment as required by applicable law.

      14.4 Construction. All references to sections (Section) are to sections (Section) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Minnesota, United States of America. Finally, each term set forth in Section 2 of this Plan shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

      14.5 Other Conditions. Each Option Agreement shall require that an Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement (which may be the Company's stockholders' agreement) which restricts the transfer of Stock acquired pursuant to the exercise of an Option or provides for the repurchase of such Stock by the Company under certain circumstances.

      14.6 Rule 16b-3. The Committee shall have the right to amend any Option or to withhold or otherwise restrict the transfer of any Stock under this Plan to an

Option holder as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                        CARIBOU COFFEE COMPANY, INC.

                                        By: ____________________________________
                                        Title: _________________________________
                                        Date: __________________________________